GODFREY & KAHN, S.C.
ATTORNEYS AT LAW
780 North Water Street
Milwaukee, Wisconsin  53202
Phone (414) 273-3500 Fax (414) 273-5198


January 26, 1998


Strong Heritage Reserve Series, Inc.
100 Heritage Reserve
Menomonee Falls, Wisconsin  53051

		Re:  Strong Step 1 Money Fund

Gentlemen:

		We have acted as your counsel in connection with the preparation of a
Registration Statement on Form N-1A (Registration Nos. 33-59361; 811-7285)
(the "Registration Statement") relating to the sale by you of an indefinite number of shares (the "Shares") of common stock, $.00001 par value of Strong
Step 1 Money Fund (the "Fund"), a series of Strong Heritage Reserve Series,
Inc. (the "Company"), in the manner set forth in the Registration Statement
(and the Prospectus of the Fund included therein).

		We have examined: (a) the Registration Statement (and the Prospectus of the
Fund included therein), (b) the Company's Articles of Incorporation and
By-Laws, each as amended to date, (c) certain resolutions of the Company's
Board of Directors, and (d) such other proceedings, documents and records as we have deemed necessary to enable us to render this opinion.

		Based upon the foregoing, we are of the opinion that the Shares, when sold as contemplated in the Registration Statement, will be duly authorized and validly issued, fully paid and nonassessable except to the extent provided in
Section 180.0622(2)(b) of the Wisconsin Statutes, or any successor provision, which provides that shareholders of a corporation organized under Chapter 180 of the Wisconsin Statutes may be assessed up to the par value of their shares to satisfy the obligations of such corporation to its employees for services rendered, but not exceeding six months service in the case of any individual employee; certain Wisconsin courts have interpreted "par value" to mean the full amount paid by the purchaser of shares upon the issuance thereof.

		We consent to the use of this opinion as an exhibit to the Registration
Statement.  In giving this consent, however, we do not admit that we are
"experts" within the meaning of Section 11 of the Securities Act of 1933, as amended, or within the category of persons whose consent is required by
Section 7 of said Act.

						Very truly yours,

						/s/ Godfrey & Kahn, S.C.

						GODFREY & KAHN, S.C.


MW1-108478-1
Strong Heritage Reserve Series, Inc.
January 26, 1998
Page 2